COMMON STOCK

COMMON STOCK

ZQ

DYNAVAX

DYNAVAX TECHNOLOGIES

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP 268158 10 2

This Certifies that

DYNAVAX
DYNAVAX TECHNOLOGIES

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

DYNAVAX TECHNOLOGIES CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

DYNAVAX TECHNOLOGIES CORPORATION CORPORATE SEAL DELAWARE

CHIEF FINANCIAL OFFICER

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, INC.
P.O. BOX 1596, DENVER, CO 80201

Transfer Agent and Registrar Authorized Signature

CONTROL NO.

DYNAVAX TECHNOLOGIES CORPORATION
Keep this Certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM- as tenants in common UNIF GIFT MIN ACT- Custodian (Cust) (Minor) TEN ENT- as tenants by the entireties under Uniform Gifts to Minors JT TEN- as joint tenants with right of survivorship and Act not as tenants in common (State) UNIF TRF MIN ACT- Custodian (until age ) (Cust)
under Uniform Transfers (Minor)
to Minors Act (State) Additional abbreviations may also be used though not in the above list.
For Value Received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S)

Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH In presence of THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed
By THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.